EXHIBIT 99.13

COVIUS REAL ESTATE SERVICES, LLC (“CRES”) EXECUTIVE SUMMARY

Executive Summary
VERUS 2022-INV1

(1)	Type of Assets.

Covius Real Estate Services, LLC ("CRES") performed the due diligence services described below on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) by VMC Asset Pooler, LLC (the "Client"). The loan reviews were conducted from January 2022 through June 2022 by CRES.

(2)	Number of Assets.

There were 95 assets in the loan population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the review grading of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
S&P Global Ratings	• Methodology And Assumptions For Rating U.S. RMBS Issued 2009 And Later, February 22, 2018
Kroll Bond Rating Agency, LLC	• U.S. RMBS Rating Methodology, February 2, 2021
Moody’s Investors Service, Inc.	• Moody’s Approach to Rating US Prime RMBS dated November 15, 2018 • Moody’s Approach to Rating US RMBS Using the MILAN Framework, dated February 16, 2022

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 95 mortgage loans, secured by 117 properties with an aggregate original principal balance of approximately $46,783,175. The mortgage loans were originated from January 24, 2022, to June 16, 2022, by 28 sellers, with 14.74% of the portfolio being originated by one seller.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income (DTI Loans): Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay, including recalculation of debt-to-income ratio (DTI) to confirm compliance with underwriting guidelines. Items reviewed included: (i) verbal or written verifications of employment, (ii) pay stubs, (iii) W-2’s, (iv) federal tax returns, (v) bank statements, (vi) profit and loss statements, and (vii) IRS tax transcripts (when provided).

Leases and Market Rents (DSCR Loans): Reviewed lease agreements and third-party market rent documents to confirm compliance with Debt-Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviews the market rent source, to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Appendix Q or Ability to Repay.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines, debt to income and debt service coverage ratio requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

A Fannie Mae UCDP Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less or an enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Collateral Underwriter Risk Score was 2.5 or below an additional valuation product was not required. If the Collateral Underwriter Risk Score is greater than 2.5 an enhanced desk review product was also required. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal was required. In certain cases, correspondents may include an enhanced desk review product from a Client approved AMC. All ARR or CDA documentation provided by a client approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

For loans that did not maintain an acceptable enhanced desk review product, CRES ordered a Broker Price Opinion (BPO) or an Appraisal Risk Review (ARR) or Collateral Desktop Analysis (CDA) from various Appraisal Management Companies for valuation support. All loans outside of a 10% variance from the original appraised value were identified and communicated to the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

Not applicable: All 95 loans in this pool are classified as “business purpose”. In such cases compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. Classifications of QM and Non-QM are based on multiple factors including, but not limited to, requirements as set forth in Appendix Q to Part 1026.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	95	100.00%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	0	0.00%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

• Appraisal.
• Asset documentation. • Business Purpose Certification (if applicable)
• Changed circumstance documentation.
• Credit report.
• FACTA disclosures.
• Final 1003.
• Final HUD-1/Closing Disclosure(s).
• Hazard and/or flood insurance policies.
• HUD from sale of previous residence.
• Homeownership counseling organizations disclosure.
• Income and employment documentation.
• Initial and final GFE’s.
• Initial application (1003).
• Initial escrow disclosure.
• Initial TIL. • Leases
• Loan Estimate(s). • Market Rent supporting documentation
• Mortgage Insurance.
• Mortgage/Deed of Trust.
• Note.
• Notice of Special Flood Hazards.

• Sales contract.
• Tangible Net Benefit Disclosure.
• Title/Preliminary Title.
• Written List of Service Providers.

(6)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	First Payment Date	Occupancy	Property Zip
CLTV	Interest Rate	Orig Term	Purpose
Doc Level	Lien Position	Original Balance	QM Type
DSCR	LTV	P&I Payment
DTI	Note Date	Property City
FICO	Note Type	Property State

The aggregator provided CRES with loan level data regarding the mortgage loans for the data integrity check. The aggregator received the data directly from sellers through loan registrations in its system or via data tape. In most cases, loans are registered before closing and prior to any pre-funding guideline review.

Of the 95 mortgage loans reviewed, thirty-eight unique mortgage loans had at least one tape discrepancy across 21 data fields (some mortgage loans had more than one data discrepancy). The following table discloses the number of data discrepancies noted by field name. Note, tape data was not provided on certain field compare values. The fields in which tape data was not available is noted below; however, a data discrepancy was not counted if the seller failed to provide a compare value.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	78	17	95
CLTV	86	9	95
Doc Level	95	0	95
DSCR*	95	0	95
DTI	88	7	95
FICO	80	15	95
First Payment Date*	95	0	95
Interest Rate	90	5	95
Lien Position	95	0	95
LTV	87	8	95
Note Date	95	0	95
Note Type	93	2	95
Occupancy	95	0	95
Orig Term	93	2	95
Original Balance	94	1	95
P&I Payment	95	0	95
Property City	95	0	95
Property State	95	0	95
Property Zip	94	1	95
Purpose	95	0	95
QM Type*	95	0	95

QM Type/TILA, Note Date, First Payment Date, DSCR: Tape data was not provided
DTI Variance Threshold Applied: 3%

DTI variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating incomes. Total Debt Ratio variances that were less than or equal to 3% of the tape value are not included in the data discrepancies reflected.

(7) Credit, Compliance and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Credit grade of “B” or higher and 49.47% of the mortgage loans by number have a Credit grade of “A.” Exceptions or waivers were documented and supported with compensating factors on all 48 Credit grade “B” loans.

NRSRO Grade	Loan Count	Percentage
A	47	49.47%
B	48	50.53%
C	0	0.00%
Total	95	100.00%

Compliance Results Summary

Approximately 100.00% of the mortgage loans by number have a Compliance grade of “A.”

NRSRO Grade	Loan Count	Percentage
A	95	100.00%
B	0	0.00%
C	0	0.00%
Total	95	100.00%

Property Valuation Results Summary

Approximately 100.00% of the mortgage loans by number have a Valuation grade of “A.”

NRSRO Grade	Loan Count	Percentage
A	95	100.00%
B	0	0.00%
C	0	0.00%
Total	95	100.00%

Overall Credit, Compliance and Property Valuation Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 49.47% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	47	49.47%
B	48	50.53%
C	0	0.00%
Total	95	100.00%

(8)	Pool Stratification Summary

Lien Position	Count	Percentage
First	95	100.00%
Total	95	100.00%

Note Type	Count	Percentage
Arm	2	2.11%
Fixed	93	97.89%
Total	95	100.00%

Occupancy	Count	Percentage
Owner Occupied	0	0.00%
Non-Owner Occupied	95	100.00%
Second Home	0	0.00%
Total	95	100.00%

Purpose	Count	Percentage
Purchase	38	40.00%
Refi - Cash Out	43	45.26%
Rate Term Refi	14	14.74%
Total	95	100.00%

Property Type	Count	Percentage
Single Family	45	47.37%
PUD	11	11.58%
Condo	9	9.47%
Co-Op	0	0.00%
2-4 Family	20	21.05%
5-10 Unit Multifamily	10	10.53%
Mixed Use	0	0.00%
Total	95	100.00%

DSCR Loans	Count	Percentage
<0 or	0	0.00%
0-0.19	0	0.00%
0.2-0.39	0	0.00%
0.4-0.59	2	2.11%
0.6-0.79	11	11.58%

0.8-.99	9	9.47%
1-1.19	35	36.84%
1.2-1.39	25	26.32%
1.4-1.59	8	8.42%
1.6-1.79	4	4.21%
1.8-1.99	0	0.00%
=>2	1	1.05%
Total	95	100.00%
All loans in this pool were underwritten to DSCR/Investor programs.

Loan to Value	Count	Percentage
0%-10%	0	0.00%
10%-20%	0	0.00%
20%-30%	1	1.05%
30%-40%	0	0.00%
40%-50%	9	9.47%
50%-60%	15	15.79%
60%-70%	28	29.47%
70%-80%	34	35.79%
80%-90%	8	8.42%
90%-100%	0	0.00%
Total	95	100.00%

State	Count	Percentage
AZ	1	1.05%
CA	36	37.89%
CO	1	1.05%
CT	5	5.26%
FL	14	14.74%
GA	6	6.32%
IL	1	1.05%
KY	1	1.05%
ME	1	1.05%
MO	1	1.05%
NH	1	1.05%
NJ	4	4.21%
NV	1	1.05%
NY	7	7.37%
PA	1	1.05%
RI	1	1.05%
TX	13	13.68%
Total	95	100.00%